EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Xylem Inc. (the “Company”) for the period ended September 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company, certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, to his knowledge, that:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Matthew F. Pine
Matthew F. Pine
President and Chief Executive Officer
October 27, 2026

/s/ Andrea van der Berg
Andrea van der Berg
Executive Vice President, Chief Financial Officer
October 27, 2026
A signed original of this written statement required by Section 906 has been provided to Xylem Inc. and will be retained by Xylem Inc. and furnished to the Securities and Exchange Commission or its staff upon request.